UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2008

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As has been previously disclosed, on March 21, 2007, Hancock Fabrics, Inc. (the "Company") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Court") (Case No. 07-10353). The reorganization case is being administered under the caption "In re Hancock Fabrics, Inc., Case No. 07-10353."  The United States Bankruptcy Court for the District of Delaware on July 22, 2008 entered an order which enables the Company to emerge from bankruptcy.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Bankruptcy Court Confirmation Order dated July 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:  /s/ Robert W. Driskell
Name: Robert W. Driskell
Title:   Senior Vice President and Chief
Financial Officer (Principal Financial
and Accounting Officer)

Date: July 25, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Bankruptcy Court Confirmation Order dated July 22, 2008